UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2026

M-tron Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

(407) 298-2000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On March 18, 2026, M-tron Industries, Inc., a Delaware corporation (the "Company"), announced that its Board of Directors approved an offering of transferable subscription rights (the "Rights Offering"). The Rights Offering is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-284635) (the "Registration Statement"), the prospectus forming a part of the Registration Statement and the prospectus supplement relating the Rights Offering (the "Prospectus Supplement"), which was filed with the Securities and Exchange Commission (the "SEC") on March 30, 2026.

Copies of the prospectus and the related prospectus supplement will be mailed to all stockholders of record as of 5:00 p.m., New York City time, March 27, 2026 (the "Record Date"), on or about April 1, 2026, and can also be accessed through the SEC’s website at www.sec.gov or be obtained from the information agent, Georgeson LLC, by calling (866) 539-6575 (toll-free and broker-dealers and nominees). Additional information regarding the Rights Offering is set forth in the prospectus and the related prospectus supplement.

In connection with the Rights Offering, the Company is filing certain ancillary documents as Exhibits 4.1, 4.2, 5.1, 99.1, and 99.2 to this Current Report on Form 8-K for the purpose of incorporating such items by reference as exhibits to the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale, nor shall there be any sale of such securities of the Company in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this communication which are not historical facts are forward-looking statements, including statements of expectations of or assumptions about the Company’s financial and operational performance, revenues, earnings per share, cash flow or use, cost savings and operational efficiencies. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. All forward-looking statements involve a number of known and unknown risks and uncertainties which could affect the Company’s actual results and performance and could cause its actual results and performance to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Additionally, there can be no guarantee that any stockholder of the Company will exercise the subscription rights held by such stockholder, and as a result there can be no guarantee that the Company will derive the benefits of the transaction described in this Current Report on Form 8-K. Further information regarding the important factors that could cause actual results to differ from projected results can be found in the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this Current Report on Form 8-K speak as of the date of this report. The forward-looking statements contained in this Current Report on Form 8-K reflect management’s estimates and beliefs as of the date of this report. The Company does not undertake to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

4.1	Specimen Certificate for Subscription Rights.
4.2	Instructions for use of Subscription Right Certificate.
5.1	Opinion of Barnes & Thornburg LLP.
23.1	Consent of Barnes & Thornburg, LLP (included in Exhibit 5.1).
99.1	Form of Notice to Stockholders who are Acting as Nominees.
99.2	Form of Notice of Guaranteed Delivery.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: March 30, 2026	By:	/s/ Cameron Pforr
		Name:	Cameron Pforr
		Title:	Chief Executive Officer and Chief Financial Officer